1 | NASDAQ: SLP October 26, 2022 1 Earnings Call - Q4 - FY22

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward- looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement

3 | NASDAQ: SLP Achievements • Continued scientific leadership in biosimulation market with expanding industry and regulatory partnerships • Accelerating revenue growth and improved profitability • Leveraging software portfolio to enhance growth • Rebuilt service backlog and returned to growth 28% Diluted EPS Growth 16% Revenue Growth 24% Adj. EBITDA Growth 22% Services Backlog Growth Full Year Highlights

Fourth Quarter & Full Year Software Highlights

General

- Renewal rate in line with historical levels but impacted by delayed client process and forex
- University+ program has 245 individual licenses across 53 countries

GastroPlus®

-8%
Q4 Revenue Decline

- 6 new commercial customers in Q4
- 7 upsells in Q4
- 14 peer reviewed journal articles published in Q4

+15%
FY Revenue Growth

MonolixSuite®

+55%
Q4 Revenue Growth

- 7 new commercial customers
- Continued strong renewal/upsell pattern

+36%
FY Revenue Growth

ADMET Predictor®

+15%
Q4 Revenue Growth

- 5 new commercial customers
- 8 upsells in Q4

+14%
FY Revenue Growth

4 | NASDAQ: SLP

SimulationsPlus

5 | NASDAQ: SLP PBPK QSP/QST PKPD Fourth Quarter & Full Year Services Highlights +9% +48% +4%+3% +29% +84% FY Revenue Growth FY Revenue Growth FY Revenue Growth Q4 Revenue Growth Q4 Revenue Growth Q4 Revenue Growth General • 22% increase in backlog compared to prior year • Dynamic market for scientific talent • Higher than usual seasonality for summer months • Rising utilization and project pricing yields • 46% growth in project compared to prior quarter • High CRO pass through revenues compared to prior quarter • Accelerating demand reflecting increased industry adoption • 83% increase in backlog compared to prior year

6 | NASDAQ: SLP FY23 Outlook FY23 Guidance: 10% to 15% Total Revenue Growth $59.3M to $62.0M Total Revenue 60% to 65% Software Revenue % of Total Revenue 35% to 40% Service Revenue % of Total Revenue $0.63 to $0.67 Diluted EPS Commentary: • Software business continues to deliver with strong momentum. • Services business improving with significant improvement in backlog entering FY23 • Consistent annual renewal rates with changing seasonality • M&A remains strategic enhancement to organic growth objectives (incremental to guidance)

7 | NASDAQ: SLP Financial Results

8 | NASDAQ: SLP Q4 Revenue (in millions) (in millions) Software RevenueTotal Revenue Services Revenue Revenue - Q4 +19% +10% +30% 4Q22 Mix 4Q21 Mix

9 | NASDAQ: SLP Q4 Revenue (in millions) Software RevenueTotal Revenue Services Revenue +16% +18% +13% Revenue - Fiscal Year FY22 Mix FY21 Mix (in millions)

10 | NASDAQ: SLP Gross Margin Trends - Q4

11 | NASDAQ: SLP Gross Margin Trends - Fiscal Year

12 | NASDAQ: SLP Software Product as % of Software Revenue Q4 FY22 Other FY22 Other Software Revenue by Product

13 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q4 Commercial Customers Renewal Rates

14 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Renewal Rates Software Performance Metrics - Fiscal Year Commercial Customers University+ Customers: 245 in 53 countries

15 | NASDAQ: SLP Services as % of Service Revenue 4Q22 FY22 Service Revenue by Type PKPD QSP/QST PBPK Other PKPD QSP/QST PBPK Other

16 | NASDAQ: SLP Backlog Services Performance Metrics Total Projects

17 | NASDAQ: SLP Income Statement Summary - Q4 (in millions, except Diluted EPS) 4Q22 % of Rev 4Q21 % of Rev Revenue $11.7 100% $9.8 100% Revenue growth 19% 3% Gross profit 9.1 77% 7.1 72% R&D 0.8 7% 1.3 13% SG&A 7.6 65% 5.6 57% Total operating exp 8.4 71% 6.9 70% Income from operations 0.7 6% 0.2 2% Income before income taxes 0.9 8% 0.2 2% Income taxes 0.1 1% 0.1 1% Effective tax rate 8% 74% Net income $1.0 8% $0.3 3% Diluted earnings per share (in dollars) 0.05 0.01 Adjusted EBITDA $2.3 20% $1.7 18%

18 | NASDAQ: SLP Income Statement Summary - Fiscal Year (in millions, except Diluted EPS) FY22 % of Rev FY21 % of Rev Revenue $53.9 100% $46.5 100% Revenue growth 16% 12% Gross profit 43.1 80% 35.9 77% R&D 3.2 6% 4.0 9% SG&A 25.0 46% 20.6 44% Total operating exp 28.2 52% 24.6 53% Income from operations 14.9 28% 11.3 24% Income before income taxes 15.1 28% 11.1 24% Income taxes (2.6) 5% (1.3) 3% Effective tax rate 17% 12% Net income $12.5 23% $9.8 21% Diluted earnings per share (in dollars) 0.60 0.47 Adjusted EBITDA $21.0 39% $16.9 36%

19 | NASDAQ: SLP Balance Sheet Summary (in millions) August 31, 2022 August 31, 2021 Cash and short-term investments $128.2 $123.6 Total current assets 146.8 139.3 Total assets $188.4 $180.0 Current liabilities 7.7 11.6 Long-term liabilities 2.4 2.6 Total liabilities 10.1 14.2 Shareholders’ equity 178.2 165.8 Total liabilities and shareholders’ equity $188.4 $180.0

20 | NASDAQ: SLP Conclusion • Delivering on our commitment to scientific leadership ◦ Internal R&D investment ◦ Expanding industry and regulatory partnerships • Enhancing our client facing capabilities ◦ Growth and maturity of business development team ◦ Focus on expanding our local coverage of EU market ◦ Focus on supporting accelerated growth in distributor network • Challenges being addressed ◦ Evolving seasonality due to software renewal timing changes ◦ Continued competitive market for scientific talent ◦ General market dynamics: inflation, recession & forex ◦ Need to execute on M&A opportunities CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET WELL POSITIONED TO ACHIEVE OUR FY23 GOALS